Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS
The Company has completed an evaluation of all subsequent events through February 26, 2020, the date these financial statements were available to be issued, and April 1, 2020 for the Series C preferred stock financing, the reverse stock split and the impact of COVID-19 referenced below. The Company has concluded that no subsequent events have occurred that require disclosure, except for those referenced below.
Series C Preferred Stock Financing
In March 2020, the Company sold an aggregate of 4,169,822 shares of its Series C preferred stock at a purchase price of $13.43 per share for an aggregate amount of approximately $56.0 million. Affiliates of the Board purchased 3,078,968 shares.
Reverse Stock Split
The Company’s Board approved a one-for-2.1703 reverse stock split of its issued and outstanding common stock, stock options and preferred stock effective as of March 31, 2020. Accordingly, all share and per share amounts for all periods presented in the accompanying financial statements and notes thereto have been retroactively adjusted, where applicable, to reflect the reverse stock split.
COVID-19
The impact of the COVID-19 coronavirus outbreak on the financial performance of the Company will depend on future developments, including the duration and spread of the outbreak and related governmental advisories and restrictions. These developments and the impact of COVID-19 on the financial markets and the overall economy are highly uncertain and cannot be predicted. If the financial markets and/or the overall economy are impacted for an extended period, the Company’s results may be materially adversely affected. The Company is currently unable to determine the extent of the impact of the pandemic to its operations and financial condition.